UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2005


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-5901                                   13-2581181
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       (Commission File Number)               (IRS Employer Identification No.)


   200 MADISON AVENUE, NEW YORK, NEW YORK                       10016
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  (Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code:  (212) 592-2700
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


              (a) On May 26, 2005, Fab Industries, Inc. ("Fab") entered into a definitive agreement for the "as is, where is" sale, on a going concern basis, of all of its assets and the assumption of all of its liabilities to SSJJJ Manufacturing, LLC, an acquisition vehicle owned by several members of the Company's management, including Steven Myers, the Company's President and Chief Operating Officer ("SSJJJ"), at a cash price of $3.15 per share, for an aggregate consideration of $16,427,347. The purchase price will be paid at the closing of the transaction by having Fab retain an amount of cash equal to $16,427,347, with any cash shortfall from such amount to be paid by SSJJJ. The foregoing description of the sale transaction is qualified in its entirety by reference to the asset purchase agreement, which is furnished as Exhibit 99.1 hereto and incorporated herein in its entirety by reference.

              (b) On May 27, 2005, Fab entered into a trust agreement (the "Trust Agreement") pursuant to which Fab will transfer all of its assets and liabilities, including those under the purchase agreement described under paragraph (a) above, to the Fab liquidating trust. The transfer to the trust will be effective as of 5:00 PM New York City time on May 27, 2005. The circumstances relating to the transfer to the liquidating trust are more fully described in Item 8.01 below. The Trust Agreement provides that interests in the trust are not transferable, except transfers by will, intestate succession or by operation of law. The initial trustee of the trust will be Mr. Samson Bitensky, Fab's Chairman and Chief Executive Officer and the trust will have a three year duration. The foregoing description of the Trust Agreement is qualified in its entirety by reference to the Trust Agreement, which is furnished as Exhibit 99.2 hereto and incorporated herein in its entirety by reference.


ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

              On May 27, 2005, Fab filed an application for the delisting of its common stock from The American Stock Exchange ("AMEX"). May 27, 2005, will be the last day Fab's common stock will trade on the AMEX. The circumstances relating to the application for delisting and the cessation of trading are more fully described in Item 8.01 below.


ITEM 8.01.    OTHER EVENTS

              On May 27, 2005, Fab issued a press release announcing its entry into a definitive agreement for the sale of all of its assets, its entry into the Trust Agreement, the cessation of the trading of its common stock on the AMEX and certain other matters relating to the foregoing. Under Fab's Plan of Liquidation and Dissolution (the "Plan") that was adopted by the Company's stockholders on May 30, 2002, Fab is required to transfer its assets and liabilities to a liquidating trust for the benefit of Fab's stockholders on May 30, 2005 if Fab's business has not been sold by such date. The Plan further provides that, upon the transfer of the Fab's assets and liabilities to the trust, Fab's stock transfer books


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will close and its common stock will be delisted from trading on the AMEX. Since
May 30, 2005 is not a business day, the transfer to the trust and the delisting of Fab's common stock from AMEX will occur following the close of business on Friday, May 27, 2005. Consequently, Friday, May 27, 2005, will be the last day Fab's common stock will trade on the AMEX. Fab will file its certificate of dissolution, effective as of the close of business on Friday, May, 27, 2005, at which time all of its assets, including the definitive agreement for the sale of the business, and all of Fab's liabilities will be transferred to the liquidating trust. Thereafter, certificates representing shares of Fab common stock will not be assignable or transferable, except by will, intestate succession or by operation of law and the proportionate interests of all of Fab's stockholders in the trust will be fixed on the basis of their respective stock holdings at the close of business on Friday, May 27, 2005. After such date, any distributions made by the trust will be made solely to the stockholders of record of Fab at the close of business on May 27, 2005, except as may be necessary to reflect subsequent transfers by will, intestate succession or by operation of law. A copy of the press release is furnished as
Exhibit 99.3 hereto and incorporated herein in its entirety by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)          EXHIBITS

             EXHIBIT NUMBER       DESCRIPTION
             --------------       -----------
             Exhibit 99.1         Asset Purchase Agreement dated May 26, 2005.

             Exhibit 99.2         Trust Agreement dated May 27, 2005.

             Exhibit 99.3 Press release of Fab Industries, Inc. dated May 27, 2005.

                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FAB INDUSTRIES, INC.



                                            By: /s/ Samson Bitensky
                                                -------------------------------
                                                Name:  Samson Bitensky
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer




Date:  May 27, 2005



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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER               DESCRIPTION
-------              -----------

  99.1               Asset Purchase Agreement dated May 26, 2005.

  99.2               Trust Agreement dated May 27, 2005.

  99.3               Press release of Fab Industries, Inc. dated May 27, 2005.